UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 29, 2005

Date of Report (Date of earliest event reported)

Therma-Wave, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-26911	94-3000561

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1250 Reliance Way, Fremont, California	94539

(Address of principal executive offices)	(Zip Code)

(510) 668-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement

     On June 29, 2005, Therma-Wave, Inc., a Delaware corporation (the “Company”), and Tokyo Electron Limited, a Japanese corporation (“TEL”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) providing for the sale to TEL of the Company’s Compact Critical Dimension-integrated (CCD-i) product line (including the transfer of certain tangible assets, intellectual property and personnel related to the applications, support and manufacturing of the CCD-i product line) for a cash payment by TEL of $8.95 million, plus cancellation by TEL of $1.0 million in outstanding pre-paid purchase orders, plus the assumption by TEL of certain liabilities relating to the purchased assets (the “Transaction”). The Purchase Agreement contains customary representations, warranties and covenants of the parties, including a time-based covenant by the Company not to compete with respect to integrated metrology devices, and indemnification covenants by the parties.

     A copy of the press release announcing the above transaction is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

     On July 1, 2005, the Company and TEL completed the Transaction. Under the terms of the Purchase Agreement, and as consideration for the sale of the CCD-i product line and related assets, at the closing of the Transaction, TEL paid to the Company $8.95 million in cash, cancelled $1.0 million in outstanding pre-paid purchase orders, and assumed certain liabilities relating to the purchased assets. As a result of the Transaction, the Company ceased supplying CCD-i systems to TEL effective July 1, 2005, and will remove from the Company’s backlog $5.65 million in previously received orders from TEL for CCD-i products and services. These orders were expected to be shipped to TEL during the remainder of the current fiscal year.

     The foregoing description of the Purchase Agreement and the Transaction do not purport to be a complete statement of the parties’ rights under the Purchase Agreement and are qualified in their entirety by reference to the text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

Exhibit
Number	Exhibit Title or Description
2.1†	Asset Purchase Agreement by and between the Company and Tokyo Electron Limited dated June 29, 2005.

99.1	Press Release issued July 1, 2005.

† Confidential treatment has been requested for certain portions of this exhibit.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMA-WAVE, INC.

Date: July 6, 2005	/s/ Boris Lipkin

Name: Boris Lipkin
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Title or Description
2.1†	Asset Purchase Agreement by and between the Company and Tokyo Electron Limited dated June 29, 2005.

99.1	Press Release issued July 1, 2005.

† Confidential treatment has been requested for certain portions of this exhibit.